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Exhibit 32.01

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Tigrent Inc. (the "Company") for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-K"), I, Steven C. Barre, Interim Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

  (1)
  The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ STEVEN C. BARRE Steven C. Barre Interim Chief Executive Officer April 15, 2010

        A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

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CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002